UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

My City Builders, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-55233	27-3816969
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

100 Biscayne Blvd., #1611

Miami, FL 33132

Phone: (786) 553-4006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐    Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement & Amendments

On March 27, 2023, RAC Real Estate Acquisition Corp., a wholly owned subsidiary of My City Builders, Inc., (“RAC”) entered into a Limited Liability Company Agreement dated effective March 27, 2023, (the “Agreement”) with, Frank Gillen, an individual (“Mr. Gillen”) and Michael Colvard, an individual (“Mr. Colvard”).

As a result of the Agreement, RAC, Mr. Gillen and Mr. Colvard formed a limited liability company called RAC Gadsden, LLC (the “LLC”) incorporated in the state of Alabama. The LLC will continue until terminated pursuant to the Agreement or as provided for under the laws of Alabama. The purpose of the LLC is to purchase, finance, collateralize, improve, rehabilitate, market, sell or lease property, as well as to carry on any lawful business, purpose or activity, except as prohibited by law. The LLC has three members RAC, Mr. Gillen and Mr. Colvard with an initial contribution of $98.00, $1.00 and $1.00, respectively, in exchange for a membership interest of 98%, 1% and 1% respectively. Each member is entitled to vote in accordance with their respective membership interest. The LLC is a member managed LLC.

The Agreement provides that additional capital contributions of the members may be required in such amounts and in such manner as a majority of the members may deem necessary for the acquisition, improvement, operation and maintenance of the property of the LLC. Such contributions may be in the form of cash, real or personal property, or contract rights or other intangible property, if additional capital contributions are required each member shall be required to contribute their portion in accordance with their membership interest ratio. Under the Agreement profits and losses are allocated by the LLC to the members based on membership interest ratios of the members.

Item 9.01 Financial Statements and Exhibits

(d) The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description
99.1	Limited Liability Company Agreement of RAC Gadsden, LLC dated effective March 27, 2023

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SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My City Builders, Inc.

By	/s/ Yolanda Goodell	May 16, 2023
Yolanda Goodell		Date
Its: Vice President

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